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                                                                    Exhibit 21

SUBSIDIARIES OF THE REGISTRANT


    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.



                                                         Jurisdiction
Name of Subsidiary                                             of
                                                         Incorporation

I.  American Express Travel Related Services Company, Inc.
     and its Subsidiaries

    American Express Travel Related                          New York
        Services Company, Inc.
      Amex Canada, Inc.                                      Canada
         1001674 Ontario, Inc.                               Canada
         1001675 Ontario, Inc.                               Canada
      Amex Bank of Canada                                    Canada
      American Express Company (Mexico) S.A. de C.V.         Mexico
      American Express Centurion Bank                        Utah
         American Express Centurion Services Corporation     Delaware
      American Express Credit Corporation                    Delaware
         American Express Overseas Credit                    Jersey,
         Corporation Limited                                  Channel Islands
            AEOCC Management Company, Ltd.                   Jersey,
                                                              Channel Islands
              American Express Overseas Credit               Netherlands
                Corporation N.V.                              Antilles
         Credco Receivables Corp.                            Delaware
      American Express Financial Services Ltd.(50% owned)    England & Wales
      American Express Receivables Financing Corp.           Delaware
      American Express Receivables Financing Corp. II        Delaware
      American Express do Brasil Tempo & Cia, Inc.           Delaware
         Amex do Brazil Empreedimentos e Participacoes Ltda. Brazil
            Banco American Express S.A.                      Brazil
      American Express do Brasil Servicos                    Brazil
        Internacionais, Ltda. (90% owned)
         American Express do Brazil Tempo & Cia              Brazil
      American Express do Brasil S.A. Turismo                Brazil
      American Express Limited                               Delaware
         American Express Argentina, S.A.                    Argentina
         American Express (Malaysia) Sdn. Bhd.               Malaysia
         American Express (Thai) Co. Ltd.                    Thailand
         TRS Card International Inc. (75% owned)             Delaware


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         American Express de Espana, S.A.                    Spain
            American Express Viajes, S.A.                    Spain
            Amex Asesores de Seguros, S.A.                   Spain
         American Express International (B) SDN.BHD.         Brunei
         South Pacific Credit Card Ltd.                      New Zealand
            Centurion Finance, Ltd.                          New Zealand
      American Express International, Inc.                   Delaware
         American Express Hungary KFT                        Hungary
         American Express Company A/S                        Norway
            American Express Reisebyra A/S                   Norway
         AMEX Services, Inc.                                 Delaware
         American Express Company, S.p.A.                    Italy
            American Express Locazioni                       Italy
              Finanziarie, S.r.1.
            Amex Broker Assicurativo S.r.l.                  Italy
         American Express Int'l A.E. (Greece)                Greece
         American Express Int'l (Taiwan), Inc.               Taiwan
         American Express of Egypt, Ltd.                     Delaware
         American Express Carte France, S.A.                 France
         AllCard Service GmbH                                Germany
            Schenker Rhenus Reisen                           Germany
         American Express Bureau de Change S.A.              Greece
         Amex (Middle East) E.C. (50% owned)                 Bahrain
         American Express Exposure Management, Ltd.          Jersey,
                                                               Channel Islands
         American Express Travel Poland Sp.Zo.O              Poland
         American Express Czechoslovakia, SPOL.SRO.          Czech Republic
         American Express Company A/B                        Sweden
            American Express Resebyra A/B                    Sweden
            Amex Services Sweden A/B                         Sweden
         American Express Finland OY                         Finland
         Sociedad Internacional de Servicios                 Panama
           de Panama, S.A.
         American Express Voyages Tourisme                   France
            Havas Voyages American Express (20% owned)       France
         Amex Sumigin Service Company, Ltd. (40% owned)      Japan
         American Express International Services Limited     Russia
         Amex Marketing Japan Ltd.                           Delaware
         American Express (India) Pvt. Ltd.                  India
         P.T. American Express Travel Indonesia              Indonesia
            (80% owned)
         BTO Ticket Delivery Office (80% owned)              Belgium
         American Express Holdings AB                        Sweden
            Nyman & Schultz Resebyraer AB                    Sweden
            Nyman & Schultz AB                               Sweden
               Nyman & Schultz Grupp och Konferens AB        Sweden
               Resespecialisterna Syd AB                     Sweden
                  Resespecialisterna Helsingborg AB          Sweden
                  (84% owned)
            Nyman & Schultz Group AB                         Sweden
            Book Hotel AB                                    Sweden
            Forsakringsaktiebolaget Viator                   Sweden
            First Card AB                                    Sweden
            Profil Rejser A/S (50% owned)                    Denmark
            Resespecialisterna Enkoping AB (26% owned)       Sweden
            Scandinavian Express AB                          Sweden
               Oy Scandinavian Express Finland AB            Finland

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            Central Hotel AB                                 Sweden
            Nyman & Schultz Forretningsreiser A/S            Norway
      American Express Insurance Marketing, Inc.             Taiwan
      American Express Publishing Corp.                      New York
         Southwest Media Corporation                         Texas
      Societe Francaise du Cheque de Voyage, S.A.            France
         (34% owned)
      Travellers Cheque Associates, Ltd. (54% owned)         England & Wales
      American Express Service Corporation                   Delaware
      Bansamex S.A. (50% owned)                              Spain
      American Express Europe Limited                        Delaware
         Travel Places (City) Ltd.                           England & Wales
            Travel Places (Incentives) Ltd.                  England & Wales
      American Express Services Europe Limited               England & Wales
                                                              and Delaware
      American Express Ireland, Ltd.                         Ireland
      American Express Insurance Services, Ltd.              England & Wales
      Amex Services Europe Limited                           England & Wales
      American Express TRS, Inc.                             Florida
      Cardmember Financial Services, Ltd.                    Jersey,
                                                               Channel Islands
      Integrated Travel Systems, Inc.                        Texas
      Epsilon Data Management, Inc.                          Delaware
         Epsilon Master Software Corporation                 Delaware
      Controlled Airspace Corporation                        Texas
      Tour and Incentive Management Corporation              Delaware
      American Express Special Teams, Inc.                   South Dakota
      American Express General Insurance Agency              Taiwan
      American Express Telecom, Inc.                         Delaware
      American Express Bank (Mexico), S.A.                   Mexico
      American Express Student Funding, Inc.                 Delaware
        Educational Funding Company LCC (64% owned)          California


II. American Express Financial Corporation and its Subsidiaries

    American Express Financial Corporation                   Delaware
      American Express Financial Advisors Inc.               Delaware
      IDS Real Estate Services, Inc.                         Delaware
      IDS Securities Corporation                             Delaware
      American Express Trust Company                         Minnesota
      American Express Tax and Business Services, Inc.       Minnesota
      IDS International, Inc.                                Delaware
      IDS Life Insurance Company                             Minnesota
         American Partners Life Insurance Company            Arizona
         IDS Life Insurance Company of New York              New York
         American Enterprise Life Insurance Company          Indiana
         American Centurion Life Assurance Company           New York
      IDS Certificate Company                                Delaware
         Investors Syndicate Development Corporation         Nevada
      IDS Fund Management Limited                            England & Wales
      IDS Insurance Agency of Arkansas Inc.                  Arkansas
      IDS Insurance Agency of Alabama Inc.                   Alabama

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      IDS Insurance Agency of New Mexico Inc.                New Mexico
      IDS Insurance Agency of North Carolina Inc.            North Carolina
      IDS Insurance Agency of Utah Inc.                      Utah
      IDS Insurance Agency of Wyoming Inc.                   Wyoming
      American Express Insurance Agency of Nevada Inc.       Nevada
      IDS Insurance Agency of Massachusetts Inc.             Massachusetts
      IDS Advisory Group Inc.                                Minnesota
         IDS Capital Holdings Inc.                           Minnesota
         IDS Futures III Corporation                         Minnesota
      IDS Management Corporation                             Minnesota
         IDS Partnership Services Corporation                Minnesota
         IDS Cable Corporation                               Minnesota
         IDS Futures Corporation                             Minnesota
         IDS Realty Corporation                              Delaware
         IDS Cable II Corporation                            Minnesota
      IDS Property Casualty Insurance Company                Wisconsin
      American Express Minnesota Foundation                  Minnesota
      IDS Deposit Corp.                                      Utah
      IDS Sales Support Inc.                                 Minnesota
      IDS Plan Services of California, Inc.                  Minnesota
      American Enterprise Investment Services Inc.           Minnesota
      IDS Aircraft Services Corporation                      Minnesota
      American Express Insurance Agency of Arizona, Inc.     Arizona
      American Express Insurance Agency of Idaho, Inc.       Idaho
      American Express Property Casualty Insurance
         Agency of Kentucky, Inc.                            Kentucky
      American Express Client Service Corporation            Minnesota


III.American Express Bank Ltd. and its Subsidiaries

    American Express Bank Ltd.                               Connecticut
      American Express International                         Netherlands
        Finance Corporation N.V.                               Antilles
      American Express Management Services Inc.              Delaware
         Amex Human Resources (Japan) Inc.                   Delaware
      Amex Holdings, Inc.                                    Delaware
         American Express Bank GmbH                          Germany
            Amex Grundstucksverwaltung GmbH                  Germany
            AEB - International Portfolios
              Management Company                             Luxembourg
         American Express International Development          Cayman Islands
           Company (Cayman) Limited
         Egyptian American Bank (40.83% owned)               Egypt
         Amtrade Holdings, Inc.                              Delaware
            American Express Bank (Switzerland) S.A.         Switzerland
               Cristal Trust Services S.A.-Geneva            Switzerland
         International Trade Services Pte Ltd.               Singapore
         Amex International Trust (Guernsey) Limited         Guernsey,
                                                              Channel Islands
         January Real Estate                                 Cayman Islands
         Etoral Finance, Inc.                                Panama
            Sociedad Del Desarrollo Mercantil Ltda.          Chile
         Remor and Associates Inc.                           Panama
         American Express Bank Asset Management              Jersey,
            (Jersey) Ltd.                                     Channel Islands
         Priory Centre Investments Limited (35.78% owned)    Guernsey,
                                                              Channel Islands
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         American Express Bank (Luxembourg) S.A.             Luxembourg
            AEB WorldFolio Capital Preservation
               Management Co. S.A.                           Luxembourg
         American Express Bank (Uruguay) S.A.                Uruguay
         Amex International Trust (Cayman) Ltd.              Cayman Islands
         OLP Investments Ltd.                                Cayman Islands
         American Express Leasing Corporation                Delaware
         Rilanex Participations N.V.                         Netherlands
                                                              Antilles
      AEB Worldfolio Management Company                      Luxembourg
      American Express Bank (France) S.A.                    France
         Amex Gestion S.A.                                   France
      American Express Bank International                    United States
      American Express Leasing (UK) Limited                  England & Wales
      Bexim International S.A. (45% owned)                   Panama
      American Express Nominees Private Limited              India
      The American Express Nominees Limited                  England & Wales
      Argentamex S.A.                                        Argentina
      Amexnet Limited                                        England & Wales
      AEB (UK) PLC                                           England & Wales
      Amex Nominees (S) Pte Ltd.                             Singapore
      Amex Bank Nominee Hong Kong Limited                    Hong Kong
      First International Investment Bank Ltd.               Pakistan
         (20% owned)
      American Express (Poland) Ltd.                         Delaware
      Geneva Nominees Limited                                England & Wales
      Tata Finance Ltd. (3.2% owned)                         India
      American Express Bank Asset Management (Cayman) Ltd.   Cayman Islands
      Columbus Real Estate Corp.                             New York
      American Express Bank S.A.                             Argentina
      AEB Global Asset Management, Inc.                      New York


IV. Other Subsidiaries of the Registrant

    Acuma Financial Services Ltd.                            Delaware
    Ainwick Corporation                                      Texas
    Alair Holdings, Incorporated                             Delaware
    American Express Asset Management Holdings, Inc.         Delaware
    American Express Corporation                             Delaware
    Amexco Insurance Company                                 Vermont
    Amexco Risk Financing Holding Company                    Delaware
    AMEX Assurance Company                                   Illinois
    Union Bancaire Privee CBI-TDB (20% owned)                Switzerland
    National Express Company, Inc.                           New York
      The Balcor Company Holdings, Inc.                      Delaware
         Balcor Real Estate Holdings, Inc.                   Delaware
         The Balcor Company                                  Delaware
            Balcor Securities Company                        Illinois
            Balcor Development Company                       Illinois
            Balcor Institutional Realty Advisors, Inc.       Illinois
            Balcor Financial Resources, Inc.                 Delaware
            Balcor Capital Markets, Inc.                     Illinois
            Balcor Consulting Group                          Illinois
            Balcor Realty Company                            Illinois
            Balcor Management Services, Inc.                 Illinois


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    International Capital Corporation                        Delaware
      Intercapital Comercio e Participacoes Ltda.            Brazil
         Conepar Compania Nordestina de                      Brazil
           Participacoes S.A. (31.92% owned)
      Convertible Holding Ltd.                               Cayman Islands
         CTH Common Holdings Ltd.                            Cayman Islands
         CTH Preferred Holdings Ltd.                         Cayman Islands
            Complejos Turisticos Huatulco,                   Mexico
              S.A. de C.V. (84% of preferred stock)
      Etisa Holdings Ltd.                                    Cayman Islands
         Empresas Turisticas Integradas,                     Mexico
              S.A. de C.V. (92.35% owned)
      Floriano Representacoes Ltda.                          Brazil
    Rexport, Inc.                                            Delaware
      Drillamex, Inc.                                        Delaware
    UMPAWAUG I Corporation                                   Delaware
    UMPAWAUG II Corporation                                  Delaware
    UMPAWAUG III Corporation                                 Delaware
    UMPAWAUG IV Corporation                                  Delaware
    WGT Leasing Corporation                                  Delaware
    Daedalus Leasing Corp.                                   New York
      Dash 200 + Ltd. (50% owned)                            Cayman Islands
      Carter Leasing Inc.                                    Delaware
      Nora Leasing, Inc.                                     New York
      Nora 737 Leasing, Inc.                                 New York
      Gemini Leasing Ltd.                                    Cayman Islands
      Wings Aircraft Leasing Corp.                           Belgium
      AKW Aircraft Leasing Corporation Limited               England & Wales
      Jesem Aviation Corp.                                   New York
      MME Leasing Corp.                                      New York
      C Power, Inc.                                          New York
      Exatco Limited (50% owned)                             Bermuda
      Far East Leasing Ltd.                                  Cayman Islands
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